NATURAL HEALTH TRENDS CORP./KAIRE INTERNATIONAL, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

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
                                                       Natural Health           Kaire
                                                         Trends, Corp.      International, Inc.       Pro Forma
                                                         November 30,          November 30,          Adjustments
                                                       ---------------      -------------------      -----------
                                                             1998                 1998                  DR(CR)         Total
                                                       ---------------      -------------------      -----------    -----------
                    ASSETS
                    ------
CURRENT ASSETS:
   Cash                                                 $   661,371         $    488,091             $    (8,032)     $ 1,141,430
   Restricted cash                                               --              125,000                      --          125,000
   Accounts receivable, net                                  23,148              272,304                      --          295,452
   Inventory                                                414,963              914,206                (230,216)       1,098,953
   Prepaid expenses and other current assets                575,395               61,115                    (775)         635,735
                                                        ------------        ------------          --------------      -----------
     TOTAL CURRENT ASSETS                                 1,674,877            1,860,716                (239,023)       3,296,570


PROPERTY AND EQUIPMENT, net                                  44,265              612,185                 (69,468)         586,982

PATENTS AND CUSTOMER LISTS                                4,654,487                   --               4,501,059        9,155,546

GOODWILL                                                    834,572                   --                      --          834,572

DEPOSITS AND OTHER ASSETS                                    20,350              248,930                 (24,406)         244,874
                                                        ------------        ------------          --------------      -----------
                    TOTAL ASSETS                        $ 7,228,551         $  2,721,831             $ 4,168,162      $14,118,544
                                                        ============        ============          ==============      ===========
          LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Cash overdraft                                       $        --         $  1,394,566             $        --      $ 1,394,566
   Accounts payable and accrued expenses                  1,774,262            4,705,932               3,276,402        3,203,792
   Accrued expenses for discontinued operations             314,593                   --                      --          314,593
   Accrued consulting contract                              360,131                   --                      --          360,131
   Notes payable                                                 --            2,220,521               2,035,521          185,000
   Notes payable -  related parties                              --            2,106,574               2,106,574               --
   Current portion of long-term debt, net of discount       314,684               48,897                      --          363,581
   Other current liabilities                                 87,916              538,916                 538,916           87,916
                                                        ------------        ------------          --------------      -----------
     TOTAL CURRENT LIABILITIES                            2,851,586           11,015,406               7,957,413        5,909,579

MINORITY INTEREST                                                --              (49,194)                (49,194)              --

COMMON STOCK SUBJECT TO PUT                                 380,000                   --                      --          380,000

STOCKHOLDERS' EQUITY:
   Preferred stock, $.001 par value, 1,500,000 shares
     authorized, 3,354 shares issued and outstanding
     (actual) and  (pro forma)                            2,934,572                   --              (3,150,000)       6,084,572
   Common stock, $.0001 par value, 50,000,000 shares
     authorized, 4,873,455 shares issued and
     outstanding (actual) and (pro forma)                     4,873               22,312                  22,312            4,873
   Additional paid-in capital                            15,385,032            1,365,537                 683,537       16,067,032
   Cumulative translation adjustment                             --             (435,078)               (435,078)              --
  Retained earnings (deficit)                           (13,947,512)          (9,197,152)             (9,197,152)     (13,947,512)
   Common stock subject to put                             (380,000)                  --                      --         (380,000)
                                                        ------------        ------------          --------------      -----------
     TOTAL STOCKHOLDERS' EQUITY                            3,996,965          (8,244,381)            (12,076,381)       7,828,965
                                                        ------------        ------------          --------------      -----------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $  7,228,551        $  2,721,831          $   (4,168,162)     $14,118,544
                                                        ============        ============          ==============      ===========
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